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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3




Section 7.3 Indenture                                 Distribution Date: 7/16/01
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(i)     Amount of the distribution allocable to principal of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes

             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes

               Class A Note Interest Requirement                    4,717,500.00
               Class B Note Interest Requirement                      279,708.54
               Class C Note Interest Requirement                      287,044.46
                       Total                                        5,284,253.00

        Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes

               Class A Note Interest Requirement 5.55000
               Class B Note Interest Requirement 5.79167
               Class C Note Interest Requirement 4.24528

(iii)   Aggregate Outstanding Principal Balance of the Notes

               Class A Note Principal Balance                        850,000,000
               Class B Note Principal Balance                         48,295,000
               Class C Note Principal Balance                         67,615,000

(iv)    Amount on deposit in Owner Trust Spread Account            33,456,164.77

(v)     Required Owner Trust Spread Account Amount                 33,806,850.00


                                             By:
                                                    ----------------------------

                                             Name:  Patricia M. Garvey
                                             Title: Vice President
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